Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill.
Goodwill

12.       Goodwill

Amount

Balance at January 1, 2017	—
Addition in goodwill related to acquisitions	$99,654
Exchange difference	2,283
Balance at December 31, 2017	101,937
Addition in goodwill related to acquisitions	22,445
Subtraction in goodwill related to disposals	(4,741)
Impairment loss	(29,055)
Exchange difference	(6,152)
Balance at December 31, 2018	84,434
Impairment loss	(83,379)
Exchange difference	(931)
Balance at December 31, 2019	$124

The Company’s goodwill reflects the excess of the consideration paid or transferred including the fair value of contingent consideration over the fair values of the identifiable net assets acquired. The majority of the goodwill balance relates to the various used car dealerships and after-sales service centers in Auto Group segment acquired during the two years ended December 31, 2018 as well as to other acquisitions including Sindeo, Geographic Farming, LLC and Trucker Path, Inc. in Renren segment which were individually deemed insignificant.

To assess potential impairment of goodwill, the Company performs an assessment of the carrying value of the reporting unit at least on an annual basis or when events occur or circumstances change that would more likely than not reduce the estimated fair value of the reporting unit below its carrying value.

The Company estimates the fair value of its reporting units through internal analysis and external valuations, which utilize the income approach through the application of discounted cash flow methods. These valuations are based on a number of estimates and assumptions, including the projected future operating results of the reporting unit, discount rates, long-term growth rates and market comparable.

During the years ended December 31, 2017, the Company did not record any impairment charges related to goodwill. During the year ended December 31, 2018, following the investigation of the Ji'nan Dealership, Kaixin transferred its equity interest in the Ji'nan Dealership and the related assets to an affiliate of the Company. Following the transfer, the Company closed the dealership. As a result of the above, the Company performed an impairment analysis and fully impaired the goodwill related to the Ji'nan Dealership amounting to $25,804.  The Company acquired Sindeo. in 2017. During the year ended December 31, 2018, the Company performed its goodwill impairment test and determined there was an impairment. As a result, the entire balance of goodwill associated with Sindeo and amounting to US$3,251 was written off.

For the year ended December 31, 2019, impairment of goodwill of $74,090 related to the acquisitions of various used car dealerships and after-sales service centers in Auto Group segment was recorded primarily because of 1) suspension of certain used car dealerships due to disagreements with certain non-controlling shareholders on operational matters 2) the performance outlook of active used car dealerships and after-sales service centers is worse than expected. Further, impairment of goodwill of $1,461 related to acquisition of Geographic Farming, LLC and impairment of goodwill of $7,828 related to acquisition of Trucker Path in Renren segment were recorded primarily due to the business suspension in Geographic Farming, LLC and worsening performance outlook in Trucker Path. As of December 31, 2019, the gross amount of goodwill and accumulated impairment loss in Auto Group segment were $99,718 and $99,718 respectively. The gross amount of goodwill and accumulated impairment loss in Renren segment were $12,664 and $12,540 respectively.